SUPPLEMENT DATED DECEMBER 21, 2012
TO THE PROSPECTUS
DATED MAY 1, 2012
OF
FRANKLIN INCOME SECURITIES FUND
(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The following "Sub-Advisor" section added to page FI-S5 of the Fund Summary above the "Portfolio Managers" section:

Sub-Advisor

Templeton Investment Counsel, LLC (Investment Counsel). The term "investment manager" includes any Sub-Advisor.

II. The Fund Summary "Portfolio Managers" section on page FI-S5 is revised to read as follows:

Portfolio Managers

EDWARD D. PERKS, CFA *Senior Vice President of Advisers and portfolio manager of the Fund since 2002.*

MATTHEW QUINLAN *Portfolio Manager of Advisers and portfolio manager of the Fund since December 2012.*

ALEX PETERS, CFA *Vice President of Advisers and portfolio manager of the Fund since December 2012.*

CHARLES B. JOHNSON *Chairman of Franklin Resources, Inc. and portfolio manager of the Fund since 1989.*

III. The following paragraph has been added as the second paragraph to the Fund Details "Management" section beginning on page FI-D8:

Under separate agreements with Advisers, Templeton Investment Counsel, LLC (Investment Counsel), is the Fund's Sub-Advisor. Investment Counsel provides Advisers with investment management advice and assistance. Investment Counsel is an indirect subsidiary of Franklin Resources, Inc. (Resources) and Advisers is a direct subsidiary of Resources. For purposes of the Fund's investment strategies, techniques and risks, the term "investment manager" includes any Sub-Advisor.

IV. For the Fund Details "Management" section disclosure concerning the portfolio management team beginning on page FI-D8 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team, including those of the Sub-Advisor, are as follows:

EDWARD D. PERKS, CFA Senior Vice President of Advisers

Mr. Perks has been a portfolio manager of the Fund since 2002. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

MATTHEW QUINLAN Portfolio Manager of Advisers

Mr. Quinlan has been a portfolio manager of the Fund since December 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

ALEX PETERS, CFA Vice President of Advisers

Mr. Peters has been a portfolio manager of the Fund since December 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

CHARLES B. JOHNSON Chairman of Franklin Resources, Inc.

Mr. Johnson has been a portfolio manager of the Fund since 1989, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1957.

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